UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2020

PROLOGIS, INC.

PROLOGIS, L.P.

(Exact name of registrant as specified in charter)

Maryland (Prologis, Inc.) Delaware (Prologis, L.P.)	001-13545 (Prologis,Inc.) 001-14245 (Prologis, L.P.)	94-3281941 (Prologis, Inc.) 94-3285362 (Prologis, L.P.)
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Pier 1, Bay 1, San Francisco, California	94111
(Address of Principal Executive Offices)	(Zip Code)

Registrants’ Telephone Number, including Area Code: (415) 394-9000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions(see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Prologis, Inc.	Common Stock, $0.01 par value	PLD	New York Stock Exchange
Prologis, L.P.	1.375% Notes due 2021	PLD/21	New York Stock Exchange
Prologis, L.P.	3.000% Notes due 2022	PLD/22	New York Stock Exchange
Prologis, L.P.	3.375% Notes due 2024	PLD/24	New York Stock Exchange
Prologis, L.P.	3.000% Notes due 2026	PLD/26	New York Stock Exchange
Prologis, L.P.	2.250% Notes due 2029	PLD/29	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

It is expected that Prologis Euro Finance LLC (the “Company”) will close the issuance and sale of the Notes (defined below) on February 6, 2020. The information under Item 8.01 is incorporated herein by reference.

Item 8.01 Other Events.

On January 28, 2020, the Company priced an offering of €550,000,000 aggregate principal amount of its 0.375% Notes due 2028 (the “2028 Notes”), €650,000,000 aggregate principal amount of its 1.000% Notes due 2035 (the “2035 Notes”) and €150,000,000 aggregate principal amount of its Floating Rate Notes due 2022 (the “2022 Notes” and, together with the 2028 Notes and the 2035 Notes, the “Notes”). In connection with the offering, the Company and Prologis, L.P. (the “Operating Partnership”) entered into an Underwriting Agreement, dated January 28, 2020 (the “Underwriting Agreement”), with Merrill Lynch International, HSBC Bank plc, Morgan Stanley & Co. International plc and the other underwriters named in Schedule A thereto (the “Underwriters”), pursuant to which the Company agreed to sell and the Underwriters agreed to purchase the Notes, subject to and upon the terms and conditions set forth therein. A copy of the Underwriting Agreement has been filed as an exhibit to this Current Report and is incorporated herein by reference.

The Notes are being issued under an indenture dated as of August 1, 2018 (the “Base Indenture”), among the Company, the Operating Partnership and U.S. Bank National Association, as trustee, as supplemented by the first supplemental indenture, dated as of August 1, 2018 (the Base Indenture, as supplemented by the first supplemental indenture, the “Indenture”).

The net proceeds to the Company from the sale of the Notes, after the Underwriter’s discount and offering expenses, are estimated to be approximately €1.3 billion, or $1.5 billion, based on the euro/U.S. dollar rate of exchange as of January 24, 2020. The Company intends to lend or distribute the net proceeds from the offering of the 2028 Notes to the Operating Partnership, who will use the amounts received by them to finance or refinance, in whole or in part, the Eligible Green Project Portfolio (as defined in the prospectus supplement dated January 28, 2020). The Company intends to lend or distribute the net proceeds from the offering of the 2035 Notes and the 2022 Notes to the Operating Partnership or one or more of its other subsidiaries for the full or partial repurchase, redemption, repayment or other retirement of the Operating Partnership’s 1.375% Notes due May 13, 2021 (the “2021 Notes”). The Operating Partnership has notified the holders of the 2021 Notes that it will redeem the 2021 Notes on March 5, 2020. Any remaining net proceeds will be used for general corporate purposes, including to repay or repurchase other indebtedness. In the short-term, the Operating Partnership may also use the amounts received from the issuance of all series of notes to repay borrowings under its global line of credit.

The 2028 Notes will bear interest at a rate of 0.375% per annum and mature on February 6, 2028. The 2035 Notes will bear interest at a rate of 1.000% per annum and mature on February 6, 2035. The per annum interest rate on the 2022 Notes will be reset quarterly based on the three-month EURIBOR plus 28 basis points and will mature on February 6, 2022. The Notes will be senior unsecured obligations of the Company and will be fully and unconditionally guaranteed by the Operating Partnership.

The 2028 Notes and the 2035 Notes will be redeemable in whole at any time or in part from time to time, at the option of the Company, at a redemption price equal to the greater of: (i) 100% of the principal amount of the Notes to be redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed that would be due if such Notes matured on November 6, 2028, in the case of the 2028 Notes, or November 6, 2034, in the case of the 2034 Notes (each, the “Applicable Par Call Date” as to the applicable series of Notes) (in each case exclusive of interest accrued to the redemption date) discounted to the redemption date on an annual basis at the then current Treasury Rate plus 15 basis points, in the case of the 2028 Notes, or 20 basis points, in the case of the 2034 Notes. In addition, on or after the Applicable Par Call Date, such applicable series of Notes will be redeemable in whole at any time or in part from time to time, at the Company’s option, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed.

The 2022 Notes will be redeemable in whole, at any time, or in part, from time to time, on or after January 6, 2022 at the Company’s option, at a redemption price equal to 100% of the principal amount of the 2022 Notes to be redeemed.

In each case, accrued and unpaid interest, if any, will be paid on the Notes being redeemed to, but excluding, the redemption date.

The Indenture governing the Notes restricts, among other things, the Operating Partnership’s and its subsidiaries ability to incur additional indebtedness and to merge or consolidate with any other person or sell, assign, transfer, lease, convey or otherwise dispose of substantially all of its assets.

The Notes are being issued pursuant to the Registration Statement as amended by Post-Effective Amendment No. 1 and Post-Effective Amendment No. 2 (File No. 333-216491) that the Company and the Operating Partnership filed with the Securities and Exchange Commission (the “SEC”) relating to the public offering from time to time of securities of the Company and the Operating Partnership pursuant to Rule 415 of the Securities Act of 1933, as amended. In connection with filing with the SEC a definitive prospectus supplement, dated January 28, 2020, and base prospectus, dated August 24, 2018, relating to the public offering of the Notes and corresponding guarantees, the Company and the Operating Partnership are filing the Underwriting Agreement, the form of the Base Indenture, the form of the First Supplemental Indenture, the form of the Notes and certain other exhibits with this Current Report of Form 8-K as an exhibit to such Registration Statement. See “Item 9.01 – Financial Statements and Exhibits.”

This Current Report does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following documents have been filed as exhibits to this report and are incorporated by reference herein as described above.

Exhibit No.	Description

1.1	Underwriting Agreement, dated January 28, 2020, among Prologis Euro Finance LLC, Prologis, L.P., and Merrill Lynch International, HSBC Bank plc, Morgan Stanley & Co. International plc and the other underwriters named in Schedule A thereto.

5.1	Opinion of Mayer Brown LLP.

23.1	Consent of Mayer Brown LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File – the cover page iXBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROLOGIS, INC.

Date: February 5, 2020	By:	/s/ Deborah K. Briones
Name: Deborah K. Briones
Title: Senior Vice President, Associate General Counsel

PROLOGIS, L.P.
By: Prologis, Inc.,
its General Partner

Date: February 5, 2020	By:	/s/ Deborah K. Briones
Name: Deborah K. Briones
Title: Senior Vice President, Associate General Counsel